SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported) November 9, 1999
                                                    -----------------


                                ABC-NACO INC.
             (Exact Name of Registrant as Specified in Charter)




       Delaware                      0-22906                 36-3498749
   -----------------------------------------------------------------------
   (State or Other                 (Commission             (IRS Employer
   Jurisdiction of                 File Number)         Identification No.)
    Incorporation)



         2001 Butterfield Road, Suite 502, Downers Grove, IL   60515
   ----------------------------------------------------------------------
                 (Address of Principal Executive Offices)      (Zip Code)




   Registrant's telephone number, including area code  (630) 852-1300
                                                        -------------


   ITEM 5.  OTHER EVENTS.

        On November 9, 1999, ABC-NACO Inc. (the "Registrant") entered into a Wheelset Supply and Services Agreement (the "Agreement") with Union Pacific Railroad Company ("Union Pacific"). Under the Agreement, the Registrant, in combination with Gunderson Rail Services, Inc, a unit of The Greenbrier Companies ("GRS"), will supply all requirements for railroad freight car wheelsets and component parts, and perform all railroad freight car wheel services, including mounting, maintenance, repair and inventory control and management services, for Union Pacific's entire North American rail system, which comprises more than 34,000 miles of track and 128,000 freight cars. The Registrant will establish and maintain a business-to-business e-commerce system with Union Pacific for ordering and invoicing and to assure an accurate and efficient inventory control and supply system to meet Union Pacific's requirements under the Agreement.

        The Agreement has an initial 10-year term and is expected to nearly double the current wheelset output of the Registrant. The Agreement, with an estimated value in the range of $800 million to $1 billion over its term, is believed to be one of the largest service agreements in rail industry history.

        A copy of the Agreement is filed herewith as Exhibit 10.1.

        SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The statements contained in this release which are not historical facts may be deemed to be forward-looking statements that are subject to change based on various factors which may be beyond the control of the Registrant. Accordingly, actual results could differ materially from those expressed or implied in any such forward-looking statement. Factors that could affect actual results are described more fully in the Registrant's Annual Report on 10-K for the fiscal year ended July 31, 1999, under the caption "Cautionary Statement Concerning Forward-Looking Statements" and other risks described from time to time in the Registrant's filings with the Securities and Exchange Commission. The Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
   EXHIBITS.

        (c)  Exhibits

        10.1 Wheelset Supply and Services Agreement dated as of November 9, 1999 between Union Pacific Railroad Company and ABC-NACO Inc.





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                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABC-NACO INC.



                                      By:   /s/ Mark F. Baggio
                                          ------------------------------
                                      Name:     Mark F. Baggio
                                      Title:    Vice President, General
                                                Counsel and Secretary


   Dated: November 18, 1999



















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                                EXHIBIT INDEX
                                -------------


   Exhibit Number                Description
   --------------                -----------

   10.1 Wheelset Supply and Services Agreement dated as of November 9, 1999 between Union Pacific Railroad Company and ABC-NACO Inc.










































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